UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2003

                                      AMERICAN FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

1-13653	31-0624874
(Commission File No.)	(IRS Employer Identification No.)

One East Fourth Street
                         Cincinnati, Ohio 45202
(Address of principal executive offices) (Zip Code)

                                    (513) 579-2121
(Registrant's telephone number, including area code)

TABLE OF CONTENTS

         Item 5.  Other Events and Required FD Disclosure

         Item 7.  Financial Statements and Exhibits.

          SIGNATURE

          INDEX TO EXHIBITS

          EXHIBIT 99.1

Item 5.     Other Events and Required FD Disclosure.

A copy of the press release issued by American Financial Group, Inc. on December 17, 2003 is furnished herewith on Exhibit 99.1

Item 7.     Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release dated as of December 17, 2003, announcing the sale of AFG’s remaining interest in Infinity Property and Casualty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.
Date: December 17, 2003	By:/s/Karl J. Grafe Karl J. Grafe Staff Vice President & Assistant Secretary

INDEX TO EXHIBITS

99.1	Press release, dated as of December 17, 2003, announcing the sale of AFG’s remaining interest in Infinity Property and Casualty Corporation.